Exhibit 99.1

Contact:	D. Anthony Peay - (804) 632-2112
Executive Vice President/Chief Financial Officer

Distribute to:	Virginia State/Local News lines, NY Times, AP, Reuters, S&P, Moody’s, Dow Jones, Investor Relations Service

August 3, 2009	Traded: NASDAQ	Symbol: UBSH

UNION BANKSHARES CORPORATION DECLARES CASH DIVIDEND

FOR IMMEDIATE RELEASE (Bowling Green, Virginia) - The Board of Directors of Union Bankshares Corporation (the “Company”) (NASDAQ: UBSH - News) has declared a quarterly dividend of $0.06 per share. This dividend is unchanged from the dividend paid May 31, 2009 and represents a decrease of 67.6% from the dividend for the same period last year paid on August 31, 2008. The Company reported earnings per share of $0.01 for the quarter ended June 30, 2009. The total dividend for the trailing twelve months of $0.425 per share is approximately 76% of earnings per share over the same twelve months. Based on the closing price of the Company’s stock on July 29, 2009 ($14.84), the dividend yield is 1.62%. The dividend is payable on August 31, 2009 to shareholders of record as of August 19, 2009.

“The second quarter was marked by greater than normal credit costs and a number of nonrecurring items, including $1.2 million in a special FDIC insurance assessment. While uncertain and potentially difficult times still lie ahead, we have begun to see signs of improvement in the economy. As the economy recovers, we expect to see continued improvement in the net interest margin, reduced credit costs, improved profitability and the opportunity to begin increasing our dividends. Management and the Board of Directors must balance the discipline of returning a portion of our operating earnings to our shareholders with the prudence of operating the Company responsibly and while we maintained the dividend at its current level this quarter, continued economic decline or slower than anticipated recovery may prompt reduction in the dividend in future quarters,” said G. William Beale, President and Chief Executive Officer of Union Bankshares Corporation.

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ABOUT UNION BANKSHARES CORPORATION

Union Bankshares Corporation (the “Company” or “Union”) is one of the largest community banking organizations based in Virginia, providing full service banking to the Northern, Central, Rappahannock, Tidewater and Northern Neck regions of Virginia through its bank subsidiaries, Union Bank and Trust Company (42 locations in the counties of Albemarle, Caroline, Chesterfield, Fairfax, Fluvanna, Hanover, Henrico, King George, King William, Nelson, Spotsylvania, Stafford, Westmoreland, and the cities of Fredericksburg, Williamsburg, Newport News, Grafton and Charlottesville); Northern Neck State Bank (9 locations in the counties of Richmond, Westmoreland, Essex, Northumberland and Lancaster); and

Rappahannock National Bank (7 locations in Washington, Front Royal, Middleburg, Warrenton and Winchester). Union Bank and Trust Company’s loan production office in Manassas was open through the first quarter of 2009 but was closed in early April 2009. Union Investment Services, Inc. provides full brokerage services; Union Mortgage Group, Inc. provides a full line of mortgage products; and Union Insurance Group, LLC offers various lines of insurance products. Union Bank and Trust Company also owns a non-controlling interest in Johnson Mortgage Company, LLC.

On March 30, 2009, the Company and First Market Bank, FSB announced the signing of an agreement pursuant to which First Market Bank, FSB will merge with the Company in an all stock transaction valued at approximately $105.4 million. First Market Bank, FSB, a privately held federally chartered savings bank with over $1.3 billion in assets, operates 39 branches throughout central Virginia with 31 locations in the greater Richmond metropolitan area. Upon completion of the transaction, expected to occur before year end, the Company will become the largest Virginia based community banking organization with approximately 97 branch locations and total assets of over $4.0 billion.

Additional information is available on the Company’s website at www.ubsh.com. The shares of the Company are traded on the NASDAQ Global Select Market under the symbol “UBSH.”

FORWARD-LOOKING STATEMENTS

Certain statements in this report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often characterized by the use of qualified words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate” or other statements concerning opinions or judgment of the Company and its management about future events. Although the Company believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors, including, but not limited to, the effects of and changes in: general economic conditions, the interest rate environment, legislative and regulatory requirements, competitive pressures, new products and delivery systems, inflation, changes in the stock and bond markets, technology, and consumer spending and savings habits. The Company does not update any forward-looking statements that may be made from time to time by or on behalf of the Company.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger transaction with First Market Bank, Union has filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement. The definitive proxy statement will be sent to the stockholders of Union seeking their approval of certain merger related matters at a later date. In addition, Union may file other relevant documents concerning the proposed transaction with the SEC. STOCKHOLDERS OF UNION ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders of Union may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Free copies of the definitive proxy statement (when available) also may be obtained by directing a request by telephone or mail to Union Bankshares Corporation, Post Office Box 446, Bowling Green, Virginia 22427-0446, Attention: Investor Relations (telephone: (804) 633-5031) or by accessing Union’s website at http://www.ubsh.com under “Investor Relations - SEC Filings.” The information on Union’s website is not, and shall not be deemed to be, a part of this release or incorporated into other filings the Company makes with the SEC.

Union and its directors, executive officers and certain members of management may be deemed to be participants in the solicitation of proxies from the stockholders of Union in connection with the transaction. Information about the directors and executive officers of Union is set forth in the proxy statement for Union’s 2009 annual meeting of shareholders filed with the SEC on March 19, 2009. Additional information regarding the interests of these participants and other persons who may be deemed participants in the transaction may be obtained by reading the definitive proxy statement regarding the merger when it becomes available.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

Certain statements made in this release may be considered forward-looking statements. Such statements speak only as of the date of this release and are based on current expectations and involve a number of assumptions. These include statements as to the anticipated benefits of the proposed transaction with First Market Bank, including future financial and operating results that may be realized from the transaction as well as other statements of expectations regarding the transaction and any other statements regarding future results or expectations. Union intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of these safe harbor provisions. Union’s ability to predict results, or the actual effects of future plans or strategies, is inherently uncertain. Factors which could have a material effect on the operations and future prospects of Union include but are not limited to: (1) the businesses of acquired companies may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from acquisitions may not be fully realized or realized within the expected timeframe; (3) revenues following acquisitions may be lower than expected; (4) customer and employee relationships and business operations may be disrupted by acquisitions; (5) the ability to obtain required regulatory and shareholder approvals, and the ability to complete acquisitions on the expected timeframe may be more difficult, time-consuming or costly than expected; (6) changes in interest rates, general economic conditions, monetary and fiscal policies of the U. S. government (including policies of the U. S. Treasury and the Federal Reserve Board), the quality and composition of the loan and securities portfolios, demand for loan products, deposit flows, competition, demand for financial services in its market areas, laws and regulations, and accounting principles, policies and guidelines; and (7) other risk factors detailed from time to time in filings made by Union with the SEC. Union undertakes no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

This release shall not constitute an offer to sell or the solicitation of an offer to buy securities in any jurisdiction in which such solicitation would be unlawful.